UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 9, 2018
Date of Report (Date of earliest event reported)

KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

15059 North Scottsdale Road, Suite 300 Scottsdale, Arizona 85254
(Address of principal executive offices) (Zip Code)

(480) 922-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On August 9, 2018, Kona Grill, Inc. (the “Company”) issued a press release reporting financial results for the second quarter ended June 30, 2018. A copy of this press release, including information concerning forward looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2018, Berke Bakay, age 40, the Company’s President and Chief Executive Officer transitioned his role from President and Chief Executive Officer to Executive Chairman of the Board of Directors.

In connection with Mr. Bakay’s appointment as the Company’s Executive Chairman of the Board of Directors, he will receive an initial base salary of $350,000 per year. There are no other changes to his compensation at this time.

The Company appointed Jim Kuhn, age 57, to serve as President and Chief Executive Officer of the Company, effective August 7, 2018. Mr. Kuhn previously held the position of Chief Operating Officer with the Company.

In connection with Mr. Kuhn’s appointment as the Company’s Chief Operating Officer, he will receive an initial base salary of $350,000 per year. There are no other changes to his compensation at this time.

Departure of Directors

Effective August 7, 2018, James R. Jundt, age 76, retired from the Company’s Board of Directors. Mr. Jundt served eight years as the Company’s Chairman of the Board of Directors.

Item 7.01 Regulation FD Disclosure

On August 9, 2018, the Company issued a press release announcing these strategic leadership appointments, a copy of which is attached hereto as Exhibit 99.2.

The information contained in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release from Kona Grill, Inc. dated August 9, 2018 titled, “Kona Grill Reports Second Quarter 2018 Results”

99.2	Press release from Kona Grill, Inc. dated August 9, 2018 titled, “Kona Grill Announces Strategic Leadership Appointments”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2018	KONA GRILL, INC.

	By:	/s/ Christi Hing
Christi Hing Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release from Kona Grill, Inc. dated August 9, 2018 titled, “Kona Grill Reports Second Quarter 2018 Results”

99.2	Press release from Kona Grill, Inc. dated August 9, 2018 titled, “Kona Grill Announces Strategic Leadership Appointments”